                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 8, 2007

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of January 1, 2007, providing for the issuance of First Franklin Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2007-FFA

               First Franklin Mortgage Loan Trust, Series 2007-FFA
             ------------------------------------------------------
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
             ------------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

                       Merrill Lynch Mortgage Lending Inc.
             ------------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        333-130545                       13-3416059
          --------                        ----------                       ----------
(State or Other Jurisdiction              (Commission                   (I.R.S. Employer
      Of Incorporation)                  File Number)                  Identification No.)

                                       250 Vesey Street
                                   4 World Financial Center
                                          28th Floor
                                         New York, NY                          10080
                                         ------------                       ----------
                                (Address of Principal Executive             (Zip Code)
                                           Offices)


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357
                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events

                  Filing of Legality Opinion

                  Attached as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 is the opinion of Dechert LLP with respect to the legality of the First Franklin Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2007-FFA.

ITEM 9.01.        Financial Statements and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Not applicable.

              (d)   Exhibits:

                    5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

                    8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

                   23.1  Consent of Dechert LLP (included in Exhibit 5.1).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By:    /S/ Tom Saywell
                                                -------------------------------
                                         Name:  Tom Saywell
                                         Title: Authorized Signatory

Date:  February 8, 2007



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                               INDEX TO EXHIBITS


Exhibit No.         Description
-----------         -----------
5.1                 Opinion of Dechert LLP as to legality (including consent
                    of such firm).

8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1                Consent of Dechert LLP (included in Exhibit 5.1)